                                                                The Shelby Fund
-------------------------------------------------------------------------------

Dear Shareholder:
Despite a good absolute return over the last 12 months, the Shelby Fund has continued to lag the S&P 500 and our benchmark Russell 2000 index. Assuming dividends were reinvested, the total return on the Shelby Fund for the fiscal year ended March 31, 1998, was 39.3%. The Russell 2000, an index of small and mid-capitalization stocks most comparable to the Shelby Fund returned 42% during the same period. The S&P 500, an index of large capitalization stocks returned 48%. During the first quarter of 1998, the Shelby Fund had a 12.7% return, while the Russell 2000 and S&P 500 were up 10.1% and 14.0% respectively. It was clearly an outstanding year to be an investor and the greatest rewards continue to accrue to those who invest in the largest stocks. While this market environment has persisted for several years, we believe the market will eventually find renewed interest in the superior revenue and earnings growth characteristics available from small and mid-capitalization stocks.


                             [GRAPH APPEARS HERE]


                          Value of a $10,000 Investment

                 Shelby Fund               S&P 500           Russell 2000
 1/1/81           10,000                    10,000             10,000
 3/31/81          10,393                    10,596             10,869
 3/31/82          12,357                     9,226              9,287
 3/31/83          16,633                    13,287             15,028
 3/31/84          16,447                    14,457             15,416
 3/31/85          16,800                    17,189             17,448
 3/31/86          20,888                    23,697             22,915
 3/31/87          24,001                    29,860             26,372
 3/31/88          22,835                    27,420             23,045
 3/31/89          25,311                    32,378             26,033
 3/31/90          31,849                    38,576             27,475
 3/31/91          41,125                    44,124             29,341
 3/31/92          47,666                    48,999             35,508
 3/31/93          58,187                    56,459             40,783
 3/31/94          66,912                    57,276             45,272
 3/31/95          70,182                    66,199             47,764
 3/31/96          92,201                    67,412             61,656
 3/31/97          89,615                   100,119             64,542
 3/31/98         125,044                   148,273             91,659

                   Average Annual Return*

1 year:                  39.31%
5 year:                  16.49%
10 year:                 18.52%
Since inception:         15.75%

Past performance is not predictive of future results.


*The quoted performance of The Shelby Fund includes performance of certain common trust funds and collective investment funds (the "Commingled Funds") which were managed with full investment authority by principals of SMC Capital, Inc. prior to the establishment of the Fund on July 1, 1994. The assets of the Commingled Funds were converted into assets of the Fund upon the establishment of the Fund. These Commingled Funds were operated with the same investment objective and used investment strategies and techniques that are in all material respects equivalent to those used for the Fund. During the time period of their existence the Commingled Funds were not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Funds had been registered under the 1940 Act, the Commingled Funds' performance may have been adversely affected.

The S&P 500 has proven to be a formidable benchmark to beat for the entire investment management community. Most of the excess return provided by the S&P 500 comes from a growing awareness and interest on the part of investors in the largest, most recognizable stocks. There are a variety of reasons for investors' interest in the large companies. We've noted in the past, the upward influence of money flowing into indexed investment funds on the stocks that comprise those indices. A more compelling reason for investors' affinity with

-------------------------------------------------------------------------------

                                                                The Shelby Fund
-------------------------------------------------------------------------------
large stocks has been the predictability of their earnings growth. We believe the premium paid for a more certain earnings stream for large-cap stocks has had greater influence on stock prices than the premium paid for the superior, but less predictable, growth of small and mid-cap issues.

Another factor contributing to the superior S&P 500 performance is contained in the very structure of the index. The index is constructed of five hundred of the largest companies traded on U.S. exchanges covering a broad range of industries and sectors. The weighting of an individual company within the index is determined by dividing its market capitalization by the sum of the market capitalization of all of the stocks in the index. Therefore, a one percent move in the stock price of General Electric (which represents over 3% of the S&P 500 index) would have ten times the effect of a one percent move in Chrysler Corp. (which represents about 0.3%). Consequently, if an S&P 500 stock performs well relative to the others, it grows larger and becomes increasingly important to the performance of the index. The converse is also true. Further, if a poor performer eventually becomes insignificant to the performance of the index, it will eventually be replaced with another stock that has performed well and grown large enough to influence the performance of the index. This is called "survivorship bias".

Survivorship bias can be made to work in other portfolios as well, and we intend to continue utilizing it in the Shelby Fund. While we still think the best long-term opportunities for new investments are found in small and mid-capitalization stocks, many of our best investments from years past are growing larger and more important to the portfolio. The survivorship bias makes the best investments increasingly more influential on Shelby Fund returns, but it also leads to some category creep as witnessed by our recent move from Morningstar's Small Capitalization classification to its Mid Capitalization classification. From our perspective, this represents an efficient use of the survivorship phenomenon and it is consistent with our goal of capital growth.

We continue to be enthusiastic about the prospects for our individual holdings. Companies like Landry's Seafood, Uniphase, and Genesco are generating sequentially higher revenues and earnings, improved margins, and they are consistently surpassing the consensus estimates upon which stock prices are based. We will continue to attempt to identify the fast growing small and medium sized companies with the expectation that the markets will eventually reward stocks in this sector, and their investors, with superior performance.

Sincerely,



      /s/ Darrell R. Wells

      Darrell R. Wells
      Investment Advisor


-------------------------------------------------------------------------------

                                                                The Shelby Fund
-------------------------------------------------------------------------------
The performance of the Fund is measured against the Standard & Poor's 500 Index, an unmanaged index generally representative of the U.S. stock market, and the Russell 2000 Index, an index of small cap stocks. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of the fees for these value-added services.

Performance data represents past performance and is not predictive of future performance. Investment return and the principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The composition of the Fund's holdings is subject to change.

For more complete information, including charges and expenses, call 1-800-774-3529 for a prospectus, which you should read carefully before you invest or send money. Shares are distributed by BISYS Fund Services.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, SHELBY COUNTY TRUST BANK OR ITS AFFILIATES, AND SHARES ARE NOT FEDERALLY INSURED BY THE FDIC OR ANY OTHER AGENCY. AN INVESTMENT IN MUTUAL FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

-------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                    Report of Independent Public Accountants
                                     Page 5

                      Statements of Assets and Liabilities
                                     Page 6

                            Statements of Operations
                                     Page 7

                      Statements of Changes in Net Assets
                                     Page 8

                       Schedules of Portfolio Investments
                                     Page 9

                         Notes to Financial Statements
                                    Page 11

                              Financial Highlights
                                    Page 15

Report of Independent Public Accountants                        The Shelby Fund
-------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of The Shelby Fund of The Coventry Group:

We have audited the accompanying statement of assets and liabilities of The Shelby Fund of The Coventry Group (a Massachusetts business trust), including the portfolio of investments, as of March 31, 1998, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Shelby Fund as of March 31, 1998, the results of its operations and the changes in its net assets and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

                                          ARTHUR ANDERSEN LLP

Louisville, Kentucky
April 24, 1998

-------------------------------------------------------------------------------

THE COVENTRY GROUP
THE SHELBY FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1998

                             ASSETS:
Investments, at value............................................. $90,277,922
Repurchase agreements.............................................     375,958
                                                                   -----------
    Total Investments (cost $66,677,167)..........................  90,653,880
Interest and dividends receivable.................................          53
Prepaid expenses and other assets.................................      17,315
                                                                   -----------
    Total Assets..................................................  90,671,248
                                                                   -----------
                           LIABILITIES:
Accrued expenses and other payables:
  Investment advisory fees........................................      77,898
  Administration fees.............................................       1,917
  Other...........................................................      47,177
                                                                   -----------
  Total Liabilities...............................................     126,992
                                                                   -----------
                           NET ASSETS:
Capital...........................................................  67,138,725
Undistributed (distributions in excess of) net investment income
 (loss)...........................................................     (12,353)
Net unrealized appreciation from investments......................  23,976,713
Accumulated undistributed net realized gains from investment
transactions......................................................    (558,829)
                                                                   -----------
    Net Assets.................................................... $90,544,256
                                                                   ===========
Outstanding units of beneficial interest (shares).................   6,626,900
                                                                   ===========
Net asset value--offering and redemption price per share..........      $13.66
                                                                   ===========

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED MARCH 31, 1998

INVESTMENT INCOME:
Interest income................................................... $   164,360
Dividend income...................................................     186,540
                                                                   -----------
  Total Income....................................................     350,900
                                                                   -----------
EXPENSES:
Investment advisory fees..........................................   1,026,519
Administration fees...............................................     205,305
Custodian and accounting fees.....................................      48,167
Legal and audit fees..............................................      33,065
Trustees' fees....................................................       5,004
Transfer agent fees...............................................      24,059
Registration and filing fees......................................       7,166
Printing costs....................................................      17,558
Other.............................................................       7,025
                                                                   -----------
  Total Expenses before expenses voluntarily reduced..............   1,373,868
  Expenses voluntarily reduced....................................     (51,327)
                                                                   -----------
  Net expenses....................................................   1,322,541
                                                                   -----------
Net investment loss...............................................    (971,641)
                                                                   -----------
REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains (losses) from investment transactions..........   9,905,503
Net change in unrealized appreciation (depreciation) from
investments.......................................................  22,753,703
                                                                   -----------
Net realized/unrealized gains (losses) from investments...........  32,659,206
                                                                   -----------
Change in net assets resulting from operations.................... $31,687,565
                                                                   ===========

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                     YEAR ENDED    YEAR ENDED
                                                     MARCH 31,     MARCH 31,
                                                        1998          1997
                                                    ------------  ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment loss............................... $   (971,641) $   (699,845)
 Net realized gains from investment transactions...    9,905,503     5,614,714
 Net change in unrealized appreciation
 (depreciation) from investments...................   22,753,703    (7,698,343)
                                                    ------------  ------------
Change in net assets resulting from operations.....   31,687,565    (2,783,474)
                                                    ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net realized gains from investment
 transactions......................................  (12,805,702)   (3,312,679)
                                                    ------------  ------------
Change in net assets from shareholder
distributions......................................  (12,805,702)   (3,312,679)
                                                    ------------  ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued.......................    5,255,254    11,030,463
 Dividends reinvested..............................   12,747,523     3,303,173
 Cost of shares redeemed...........................  (36,476,993)  (13,458,122)
                                                    ------------  ------------
Change in net assets from share transactions.......  (18,474,216)      875,514
                                                    ------------  ------------
Change in net assets...............................      407,647    (5,220,639)
NET ASSETS:
 Beginning of period...............................   90,136,609    95,357,248
                                                    ------------  ------------
 End of period..................................... $ 90,544,256  $ 90,136,609
                                                    ============  ============
SHARE TRANSACTIONS:
 Issued............................................      405,539       864,830
 Reinvested........................................    1,002,952       261,120
 Redeemed..........................................   (2,883,553)   (1,091,777)
                                                    ------------  ------------
Change in shares...................................   (1,475,062)       34,173
                                                    ============  ============

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1998

 SHARES OR
 PRINCIPAL                         SECURITY
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (99.7%):
 Advertising (1.9%):
   49,975  Outdoor Systems, Inc.(b)...............................   $ 1,752,248
                                                                     -----------
 Airlines (4.4%):
   63,400  Comair Holding, Inc....................................     1,680,100
  185,000  Trans World Airlines, Inc.(b)..........................     2,277,813
                                                                     -----------
                                                                       3,957,913
                                                                     -----------
 Apparel Manufacturers (5.7%):
   63,100  Ashworth, Inc.(b)......................................     1,080,588
   24,100  Cato Corp..............................................       286,188
   85,200  Cutter & Buck, Inc.(b).................................     2,204,549
   53,100  Polo Ralph Lauren, Corp.(b)............................     1,596,319
                                                                     -----------
                                                                       5,167,644
                                                                     -----------
 Audio/Video Products (0.9%):
   28,000  Gemstar International Group Ltd........................       840,000
                                                                     -----------
 Auto Related (0.5%):
   13,300  Gentex Corp.(b)........................................       451,369
                                                                     -----------
 Banks (3.0%):
   55,800  Bank Plus Corp.(b).....................................       833,513
   66,400  Riggs National Corp....................................     1,875,800
                                                                     -----------
                                                                       2,709,313
                                                                     -----------
 Cable TV (1.6%):
   29,600  C Cor Electronics, Inc.(b).............................       395,900
   55,400  Jones Intercable, Inc.(b)..............................     1,011,050
                                                                     -----------
                                                                       1,406,950
                                                                     -----------
 Computer Services (1.4%):
   34,300  Metamor Worldwide, Inc.(b).............................     1,288,394
                                                                     -----------
 Education Services (1.3%):
   24,800  Sylvan Learning Systems, Inc.(b).......................     1,168,700
                                                                     -----------
 Entertainment (4.0%):
  104,800  Signature Resorts, Inc.(b).............................     2,069,800
   59,600  Vistana, Inc.(b).......................................     1,579,400
                                                                     -----------
                                                                       3,649,200
                                                                     -----------
 Financial Services (3.0%):
   90,800  Sirrom Capital Corp....................................     2,729,675
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Food Products & Services (1.7%):
   81,300  Hain Food Group, Inc.(b)...............................   $ 1,514,213
                                                                     -----------
 Household Goods-Appliances, Furnishings, Electric (0.9%):
   97,500  TurboChef, Inc.(b).....................................       780,000
                                                                     -----------
 Housing (3.7%):
   46,200  NVR, Inc.(b)...........................................     1,458,188
   68,600  Ryland Group, Inc......................................     1,895,075
                                                                     -----------
                                                                       3,353,263
                                                                     -----------
 Medical Services (0.2%):
   31,300  Renex Corp.(b).........................................       207,363
                                                                     -----------
 Oil Field Equipment & Supplies (3.6%):
   36,300  Cooper Cameron Corp.(b)................................     2,191,613
   41,400  Varco International, Inc.(b)...........................     1,066,050
                                                                     -----------
                                                                       3,257,663
                                                                     -----------
 Restaurants (14.9%):
   50,110  CKE Restaurants, Inc...................................     1,841,543
  178,200  Landry's Seafood Restaurants, Inc.(b)..................     5,479,649
   69,400  Papa John's International, Inc.(b).....................     2,663,225
   73,300  PJ America, Inc.(b)....................................     1,319,400
   48,400  Sonic Corp.(b).........................................     1,621,400
   84,200  Total Entertainment Restaurant Corp.(b)................       589,400
                                                                     -----------
                                                                      13,514,617
                                                                     -----------
 Retail Stores (8.0%):
  118,400  Ames Department Stores, Inc.(b)........................     2,501,199
   90,300  Garden Ridge Corp.(b)..................................     1,952,737
   49,300  Just For Feet, Inc.(b).................................     1,004,488
  157,700  Musicland Stores Corp.(b)..............................     1,783,981
                                                                     -----------
                                                                       7,242,405
                                                                     -----------
 Shoes, Leathergood, Clothing & Accessories (7.7%):
  288,800  Genesco, Inc.(b).......................................     5,234,499
   42,000  Pacific Sunwear, Inc.(b)...............................     1,743,000
                                                                     -----------
                                                                       6,977,499
                                                                     -----------
 Software & Computer Services (5.1%):
   86,000  Business Objects, Inc.(b)..............................     1,300,750
   44,300  Filenet Corp.(b).......................................     2,165,163

                                   Continued

THE COVENTRY GROUP
THE SHELBY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 MARCH 31, 1998

 SHARES OR
 PRINCIPAL                         SECURITY
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Software & Computer Services, continued:
   56,300  Infinium Software, Inc.(b).............................   $ 1,122,481
                                                                     -----------
                                                                       4,588,394
                                                                     -----------
 Technology (0.9%):
   30,000  Hutchinson Tech, Inc.(b)...............................       795,000
                                                                     -----------
 Telecommunications (12.0%):
   61,300  Ciena Corp.(b).........................................     2,612,913
   37,400  Premiere Technologies, Inc.(b).........................     1,294,975
   24,800  Tellabs, Inc.(b).......................................     1,664,700
  125,600  Uniphase Corp.(b)......................................     5,283,049
                                                                     -----------
                                                                      10,855,637
                                                                     -----------
 Telecommunications Equipment (13.3%):
  108,300  Ascend Communications, Inc.(b).........................     4,101,862
   71,600  Premisys Communications, Inc.(b).......................     2,054,025

 SHARES OR
 PRINCIPAL                        SECURITY
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Telecommunications Equipment, continued:
   63,200  Tekelec, Inc.(b)......................................   $ 2,867,700
  125,000  Xylan Corp.(b)........................................     3,046,875
                                                                    -----------
                                                                     12,070,462
                                                                    -----------
   Total Common Stocks                                               90,277,922
                                                                    -----------
 REPURCHASE AGREEMENTS (0.4%):
  375,958  Fifth Third Bank, 5.07%, 4/01/98 (Collateralized by
            $374,000 U.S. Government Agency Mortgages, 7.50%,
            2/1/12, market value--$384,168)......................       375,958
                                                                    -----------
   Total Repurchase Agreements                                          375,958
                                                                    -----------
   Total (Cost--$66,677,167) (a)                                    $90,653,880
                                                                    ===========

------
Percentages indicated are based on net assets of $90,544,256.
(a) Represents cost for federal tax purposes and differs from Value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.. $25,471,645
   Unrealized depreciation..  (1,494,932)
                             -----------
   Net unrealized
    appreciation............ $23,976,713
                             ===========

(b) Represents non-income producing securities.

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                         NOTES TO FINANCIAL STATEMENTS
                                MARCH 31, 1998


1. ORGANIZATION:

 The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open- end management investment company. Between the date of organization and the date of commencement of operations (July 1, 1994) of The Shelby Fund (the "Fund"), a series of the Group, the Fund earned no investment income and had no operations other than incurring organizational expenses. The Fund's investment objective is to seek capital appreciation by investing primarily in a diversified portfolio of equity securities.

 The Fund is authorized to issue an unlimited number of shares which are units of beneficial interest with a par value of $0.01 per share. Sale of shares of the Fund may be made to the general public.

2. SIGNIFICANT ACCOUNTING PRINCIPLES:

 The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   SECURITIES VALUATION:

   Investments in common and preferred stocks, commercial paper, corporate bonds, U.S. Government securities and U.S. Government agency securities of The Shelby Fund are valued at their market values determined on the basis of the latest available bid quotation in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair value by the investment adviser under the supervision of the Group's Board of Trustees. The differences between the cost and market values of investments held by the Fund are reflected as either unrealized appreciation or depreciation.

   SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

                                   Continued

THE COVENTRY GROUP
THE SHELBY FUND

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                MARCH 31, 1998


   REPURCHASE AGREEMENTS:

   The Fund may acquire repurchase agreements from financial institutions such as banks and broker-dealers which the investment adviser, Shelby County Trust Bank, deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

   OPTIONS TRANSACTIONS:

   The Fund enters into options transactions only as a hedge against fluctuations in the value of securities which the Fund holds or intends to purchase. During the year ended March 31, 1998, the Fund entered into no options transactions.

   When the Fund writes a covered call or put option, an amount equal to the net premium received is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received.

   When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non- income producing securities.

   DIVIDENDS TO SHAREHOLDERS:

   Dividends from net investment income are declared and paid quarterly and distributable net realized capital gains, if any, are declared and distributed at least annually for the Fund.

                                   Continued

THE COVENTRY GROUP
THE SHELBY FUND

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                MARCH 31, 1998


   Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs and deferrals of certain losses.

   FEDERAL INCOME TAXES:

   It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

   During the year ended March 31, 1998, the Fund has reclassified $981,611 from accumulated undistributed net investment loss to accumulated undistributed net realized gains from investments in compliance with Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies". This reclassification, which has no impact on the net asset value of the Fund, is primarily attributable to certain differences in the computation of net investment income and capital gains under federal tax rules and generally accepted accounting principles. The difference of $4,196 between financial reporting and tax cost for investments is due to certain timing differences in recognizing capital losses under generally accepted accounting principles and tax rules.

   OTHER:

   Expenses that are directly related to the Fund are charged directly to the Fund. Expenses relating to the Group are prorated to all the investment portfolios of the Group, including the Fund, on the basis of each Fund's relative net assets.

3. PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 1998 were $172,516,969 and $193,206,453, respectively.

4. RELATED PARTY TRANSACTIONS:

 Investment advisory services are provided to the Fund by Shelby County Trust Bank. Under the terms of the investment advisory agreement, Shelby County Trust Bank is entitled to receive fees computed daily based on a percentage of the average net assets of the Fund. SMC Capital, Inc. is the sub-investment adviser for the Fund.

                                   Continued

THE COVENTRY GROUP
THE SHELBY FUND

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                MARCH 31, 1998


 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services Ohio, Inc. are subsidiaries of The BISYS Group, Inc.

 BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Fund as administrator. Such officers and trustees are paid no fees directly by the Fund for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS' fees are computed daily as a percentage of the average net assets of the Fund.

 BISYS Fund Services Ohio, Inc. (the "Company"), serves the Fund as Transfer Agent and Fund Accountant. Under the terms of the Transfer Agent and Fund Accountant Agreements, the Company's fees are computed on the basis of the number of shareholders and average net assets, respectively.

 Fees may be voluntarily reduced to assist the Fund in maintaining competitive expense ratios. Information regarding these transactions is as follows for the year ended March 31, 1998:

 INVESTMENT ADVISORY FEES:
 Annual fee (percentage of average net assets)........................    1.00%
 ADMINISTRATION FEES:
 Annual fee before voluntary fee reductions (percentage of average net
  assets).............................................................    0.20%
 Voluntary fee reductions............................................. $51,327
 TRANSFER AGENT & FUND ACCOUNTANT FEES:............................... $56,531

5. FEDERAL TAX INFORMATION (UNAUDITED):

 Subsequent to October 31, 1997, the Fund recognized net capital losses of $820,910, which for tax purposes has been deferred to fiscal year 1999. Therefore the year ended March 31, 1998 the Fund distributed long-term capital gains of $5,377,394, while 3.22% of the income dividends paid by the Fund qualify for the dividends received deduction available to corporations.

THE COVENTRY GROUP
THE SHELBY FUND

                             FINANCIAL HIGHLIGHTS

                                    YEAR       YEAR       YEAR      JULY 1,
                                    ENDED      ENDED      ENDED     1994 TO
                                  MARCH 31,  MARCH 31,  MARCH 31,  MARCH 31,
                                    1998       1997       1996      1995(A)
                                  ---------  ---------  ---------  ---------
NET ASSET VALUE, BEGINNING OF
 PERIOD..........................  $ 11.13    $ 11.82    $ 10.99    $ 10.00
                                   -------    -------    -------    -------
INVESTMENT ACTIVITIES:
 Net investment income (loss)....    (0.15)     (0.09)     (0.06)      0.06
 Net realized and unrealized
  gains (losses)
  from investments...............     4.40      (0.19)      3.44       1.04
                                   -------    -------    -------    -------
  Total from Investment
   Activities....................     4.25      (0.28)      3.38       1.10
                                   -------    -------    -------    -------
DISTRIBUTIONS:
 Net investment income...........       --         --         --      (0.06)
 Net realized gains..............    (1.72)     (0.41)     (2.55)     (0.05)
                                   -------    -------    -------    -------
  Total Distributions............    (1.72)     (0.41)     (2.55)     (0.11)
                                   -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD...  $ 13.66    $ 11.13    $ 11.82    $ 10.99
                                   =======    =======    =======    =======
Total Return.....................    39.31%     (2.80)%    31.41%     11.04%(b)
RATIOS/SUPPLEMENTAL DATA
 Net Assets at end of period
  (000)..........................  $90,544    $90,137    $95,357    $64,157
 Ratio of expenses to average net
  assets.........................     1.29%      1.29%      1.33%      1.41%(c)
 Ratio of net investment income
  (loss) to average net assets...    (0.95)%    (0.67)%    (0.58)%     0.74%(c)
 Ratio of expenses to average net
  assets*........................     1.34%      1.34%      1.38%      1.46%(c)
 Ratio of net investment income
  (loss)
  to average net assets*.........    (1.00)%    (0.72)%    (0.63)%     0.69%(c)
 Portfolio turnover..............   176.66%    204.06%    292.28%    101.86%
 Average commission rate paid(d).  $0.0622    $0.0617

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions for the year divided by total number of portfolio shares purchased and sold for which commissions were charged.

                      See notes to financial statements.

INVESTMENT ADVISER
Shelby County Trust Bank
P.O. Box 249
Shelbyville, Kentucky 40066

SUB-INVESTMENT ADVISER
SMC Capital, Inc.
4350 Brownsboro Rd.
Suite 310
Louisville, Kentucky 40207

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, D.C. 20006

AUDITORS
Arthur Andersen LLP
2300 Meidinger Tower
Louisville Galleria
Louisville, Kentucky 40202


5/98
                                      LOGO
                                THE SHELBY FUND

                            SHELBY COUNTY TRUST BANK
                               INVESTMENT ADVISER

                               SMC CAPITAL, INC.
                             SUB-INVESTMENT ADVISER

                                 ANNUAL REPORT
                                       TO
                                  SHAREHOLDERS
                                 MARCH 31, 1998


                              BISYS FUND SERVICES
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219